SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2004

ANCHOR GLASS CONTAINER CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23359	59-3417812

(Commission File Number)	(I.R.S. Employer Identification No.)

One Anchor Plaza, 4343 Anchor Plaza Parkway, Tampa, Florida 33634-7513

(Address of Principal Executive Offices)            (Zip Code)

(813) 884-0000

(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events.

     On August 5, 2004, Anchor Glass Container Corporation (the “Registrant”) announced that Darrin Campbell, the Registrant’s executive vice president of sales and chief financial officer, has been named president and chief operating officer. Richard Deneau, the Registrant’s president and chief executive officer, will continue to serve as CEO. Peter Reno, currently vice president of finance, has been named interim chief financial officer. On August 5, 2004, the Registrant issued a press release relating to the forgoing, a copy of which is filed as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

   None.

(b)	Pro forma financial information.

   None.

(c)	Exhibits.

   The following exhibit is filed herewith:

99.1	Press Release issued on August 5, 2004.

99.2	Press Release issued on August 5, 2004.

Item 12. Results of Operations and Financial Condition.

     On August 5, 2004, Anchor Glass Container Corporation issued a press release relating to its results of operations for the second quarter ended June 30, 2004, a copy of which is filed as Exhibit 99.2 hereto.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCHOR GLASS CONTAINER CORPORATION

/s/ Darrin J. Campbell
Name: Darrin J. Campbell
Title: President and Chief Operating Officer
Date: August 6, 2004